CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     The Bank of Nova Scotia (the “Company”) is filing its annual report on Form 40-F for the fiscal year ended October 31, 2003 (the “Report”) with the U.S. Securities and Exchange Commission.

     I, Richard E. Waugh, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. Waugh Richard E. Waugh President and Chief Executive Officer January 30, 2004

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     The Bank of Nova Scotia (the “Company”) is filing its annual report on Form 40-F for the fiscal year ended October 31, 2003 (the “Report”) with the U.S. Securities and Exchange Commission.

     I, Sarabjit S. Marwah, Senior Executive Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ S. S. Marwah Sarabjit S. Marwah Senior Executive Vice-President and Chief Financial Officer January 30, 2004